PSI Core Strength Fund
PSI Macro Trends Fund
PSI Total Return Fund

each a Series of the
DIREXION FUNDS

Supplement dated July 22, 2010
to the Prospectus dated December 29, 2009

The Board of Trustees of the Direxion Funds (the “Trust”), based upon the recommendation of Rafferty Asset Management, LLC, the Trust’s adviser, and Portfolio Strategies, Inc., the subadviser for the PSI Core Strength Fund, PSI Macro Trends Fund and PSI Total Return Fund (the “Funds”), has determined to close the Funds.  Due to the Funds’ inability to maintain a competitive operating structure, hindering their ability to retain sufficient assets to operate efficiently, Rafferty informed the Board that the Funds could not continue to conduct their business and operations in an economically efficient manner.  As such, the Board concluded that it would be in the best interests of each Fund and its shareholders to liquidate and terminate the Funds.  The Funds will be closed to new investments as of the close of regular trading on the New York Stock Exchange (“NYSE”) on August 20, 2010.  The Funds’ assets will be converted to cash on August 27, 2010.  Each Fund will no longer pursue its stated investment objectives after August 27, 2010 and each Fund may no longer pursue its investment objective if its net assets fall below $2 million at any time prior to August 27, 2010.The Funds will be liquidated on August 30, 2010 (the “Liquidation Date”).

As of the close of regular trading on the NYSE on August 20, 2010, shareholders will not be permitted to purchase additional shares of the Funds (except purchases made through reinvestment of dividends, if any). Any shareholder who has not redeemed shares of the Funds, or exchanged them for shares of other investment series of the Trust, prior to the Liquidation Date will receive a check representing the shareholder’s proportionate interest in the net assets of the Fund as of the Liquidation Date.

For more information, please contact the Funds at (800) 851-0511.

Please retain this Supplement with the Prospectus.